VONTOBEL FUNDS, INC.

      1500 Forest Avenue, Suite 223 * P.O. Box 8687 * Richmond, Va. 23226
              (800) 285-8211  (800) 527-9500  Fax (804) 285-8251




June 16, 1997



Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      RE    :     Vontobel Funds, Inc.
                  File Number: 2-78931
                         Filing Pursuant to Rule 497(e)

Gentlemen:

      Transmitted herewith for electronic filing, please find enclosed pursuant to Rule 497(e) a copy of the Supplement to the Prospectus for the Sand Hill Portfolio Manager Fund series (the "Fund") of Vontobel Funds, Inc.

      This supplement dated July 16, 1997 to the Prospectus dated March 14, 1997 reflects a vote of shareholders at a Special Meeting on July 11, 1997 to approve an Agreement and Plan of Reorganization under which the Fund will engage in a change of domicile.

Sincerely,



/s/ John Pasco, III
John Pasco, III
Chairman

July 16, 1997



On July 11, 1997, at a Special Meeting of shareholders of the Sand Hill Portfolio Manager Fund (the "Fund"), shareholders approved an Agreement and Plan of Reorganization under which the Fund will engage in a change of domicile.